April 9, 1998


             Supplement to the PaineWebber Capital Appreciation Fund
                       Statement of Additional Information
                              Dated August 1, 1997



Dear Investor,

         This is a supplement to the Statement of Additional Information of PaineWebber Capital Appreciation Fund ("Fund"). At a meeting held on April 8, 1998, the Board of Trustees of PaineWebber Managed Assets Trust approved the termination of the Sub-Advisory Contract with Denver Investment Advisors, Inc., the assumption of day-to-day portfolio management by Mitchell Hutchins Asset Management Inc. and a change to the name of the Fund to "PaineWebber Mid Cap Fund," all effective on May 1, 1998.